Commitments and Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2024	Dec. 31, 2023
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

17. Commitments and Contingencies

Leases

The Company leases its corporate headquarters under an operating lease that expires in August 2025. The Company has the option to extend the term of the lease for a five-year period upon written notice to the landlord. The extension period has not been included in the determination of the ROU asset or the lease liability as the Company concluded that it is not reasonably certain that it would exercise this option. The Company provided the landlord with a security deposit in the amount of $0.1 million, which was recorded as other assets in the consolidated balance sheets.

The Company has also entered into a master lease agreement for its vehicles. After an initial non-cancelable twelve-month period, each vehicle is leased on a month-to-month basis. Based on historical retention experience of approximately three years, the vehicles have varying expiration dates through October 2027.

During the nine months ended September 30, 2024, the Company recorded lease expense of $0.6 million under selling, general and administrative expenses in the consolidated statements of operations. Future lease payments under non-cancelable leases as of September 30, 2024 were as follows (in thousands):

Years ending December 31,	Future lease commitments
Remainder of 2024	$193
2025	590
2026	246
2027	37
Thereafter	-
Total future minimum lease payments	$1,066
Less imputed interest	(72)
Total lease liability	$994

Reported as:
Operating lease liability, current	$670
Operating lease liability, non-current	324
Total	$994

Ameluz LSA Sales Commitment

The term shall renew automatically for a period of five years, in perpetuity, so long as we have earned revenues from Ameluz product and lamps equal to or greater than $150 million over the preceding five years. If we fail to earn $150 million in revenues from Ameluz® and the RhodoLED® Lamps over the preceding five (5) year period prior to the Ameluz LSA’s termination date, Biofrontera Pharma has the right to terminate the Ameluz LSA by providing one (1) year written notice.

In addition, starting in 2025, under the Second A&R Ameluz LSA, we agree to purchase the higher of a minimum quantity of tubes of Ameluz® per year or at least a minimum 75% of the annual average of audited Ameluz® tubes sold during the preceding four (4) full calendar years (“Annual Minimum Sales”). If we fail to achieve the respective Annual Minimum Sales for any calendar year, such failure will constitute a termination event, unless waived by the Ameluz Licensor.

Ameluz® Minimum Research and Development Costs (“Minimum R&D Costs”)

During the years 2025 through 2030, we will be required to fund Minimum R&D Costs in an amount that is at least 85% of the difference between (i) the Transfer Price for product, effective February 13, 2024 and (ii) the Transfer Price for product as it would have been determined under the previous Ameluz LSA, dated October 8, 2021. If we fail to meet the minimum requirement, the difference shall be paid to Biofrontera Pharma on February 15, 2031, in either cash or our Common Stock, at our discretion.

Licensing Agreement with Optical Tools

On December 2, 2022, the Company entered into the technology transfer agreement with Optical Tools LLC (“Optical Tools”), Stephen Tobin and Paul Sowyrda (the “Agreement”). The Agreement allowed for the transfer of the assigned patents and trademarks, and upon notification by the Company to Optical Tools, the research and development of certain prototypes. The Company paid a licensing fee of $0.2 million which was expensed during the year ended December 31, 2022.

On May 28, 2023, the Company authorized Optical Tools to design, develop, manufacture, and deliver at least two portable photodynamic therapy lamp prototypes (“PDT Device”) using the technology in the assigned patents. The PDT Device provides illumination, based on different light profiles, to the external skin surface of the human body. The Company is to reimburse Optical Tools for all reasonable out-of-pocket, material and labor costs per the Agreement.

As part of the Agreement, Optical Tools will be eligible to receive regulatory and sales milestone payments totaling up to $1.0 million, and royalties of up to 3% of net revenue of certain products developed under this Agreement.

The Company did not make any milestone or royalty payments or accruals for such payments during the three and nine months ended September 30, 2024 or 2023.

Milestone payments with Ferrer Internacional S.A.

Under the Xepi LSA, we are obligated to make payments to Ferrer upon the occurrence of certain milestones. Specifically, we must pay Ferrer (i) $2,000,000 upon the first occasion when annual net sales of Xepi® under the Xepi LSA exceed $25,000,000, and (ii) $4,000,000 upon the first occasion annual net sales of Xepi® under the Xepi LSA exceed $50,000,000. No payments or accruals for such payments were made during the three and nine months ended September 30, 2024 or 2023 related to Xepi® milestones.

Legal proceedings

At each reporting date, the Company evaluates whether or not a potential loss amount or a potential range of loss is probable and reasonably estimable under the provisions of FASB ASC Topic 450, Contingencies. The Company expenses as incurred the legal costs related to such legal proceedings.

Legal Claims

On September 13, 2023, Biofrontera was served with a complaint filed by DUSA Pharmaceuticals, Inc., Sun Pharmaceutical Industries, Inc. (“Sun”), and Sun Pharmaceutical Industries LTD in which DUSA alleges i) breach of contract, ii) violation of the Lanham Act, and iii) unfair trade practices under Massachusetts law. All claims stem from allegations that Biofrontera has promoted its Ameluz® product in a manner that is inconsistent with its approved FDA labeling. Though this complaint was originally filed in the U.S. District Court for the District of Massachusetts, this matter has been transferred by agreement of the parties to the U.S. District Court for the District of New Jersey. In March of 2024, Biofrontera Company filed a partial motion to dismiss the Lanham Act and Massachusetts statutory claims, which was denied on October 15, 2024. Biofrontera subsequently answered Sun’s complaint and filed counterclaims alleging i) violation of the Lanham Act, ii) deceptive trade practices under Georgia law, and iii) trade libel/product disparagement.

Separately, on June 26, 2024 and June 27, 2024, Sun filed two complaints against Biofrontera, Biofrontera AG, Biofrontera Pharma, and Biofrontera Bioscience with the United States District Court for the District of Massachusetts and the International Trade Commission, respectively, both alleging infringement of two patents held by Sun. The complaint filed in the United States District Court for the District of Massachusetts has been held in abeyance pending the completion of the case before the International Trade Commission.

Discovery is ongoing in the above-referenced matters. The Company denies the claims brought by Sun and intends to defend them vigorously. Based on the Company’s assessment of the facts underlying the above claims, the uncertainty of litigation and the preliminary stage of the case, the Company cannot estimate the possibility of a material loss, nor the potential range of loss that may result from either action. If the final resolution of the matter is adverse to the Company, it could have a material impact on the Company’s financial position, results of operations, or cash flows.

23. Commitments and Contingencies

Facility Leases

The Company leases its corporate headquarters under an operating lease that expires in August 2025. The Company has the option to extend the term of the lease for one five (5) year period upon written notice to the landlord. The extension period has not been included in the determination of the ROU asset or the lease liability as the Company concluded that it is not reasonably certain that it would exercise this option. The Company provided the landlord with a security deposit in the amount of $0.1 million, which was recorded as other assets in the consolidated balance sheets.

The Company has also entered into a master lease agreement for its vehicles. After an initial non-cancelable twelve-month period, each vehicle is leased on a month-to-month basis. Based on historical retention experience of approximately three years, the vehicles have varying expiration dates through March 2027.

The components of lease expense for the year ended December 31, 2023 were as follows (in thousands except lease term and discount rate):

Operating Lease expense	December 31, 2023	December 31, 2022
Amortization of ROU assets (operating lease cost)	$560	$653
Interest on lease liabilities	84	99
Total lease expense	$644	$752

Other Information
Operational cash flow used for operating leases	$733	$781
ROU assets obtained in exchange for lease liabilities	800	234
Weighted -average remaining lease term (in years)	2.22	2.54
Weighted -average discount rate	7.76%	6.31%

Future lease payments under non-cancelable leases as of December 31, 2023 were as follows (in thousands):

Years ending December 31,	Future lease commitments
2024	779
2025	587
2026	238
2027	31
Thereafter	-
Total future minimum lease payments	$1,635
Less imputed interest	$(140)
Total lease liability	$1,495

Reported as:	December 31, 2023
Operating lease liability, current	$691
Operating lease liability, non-current	804
Total	1,495

Ameluz LSA Sales Commitment

If we fail to earn $150 million in revenues from Ameluz® and the RhodoLED® lamp series over the preceding five (5) year period leading to the Ameluz LSA’s termination date (either fifteen (15) years from the date of the Amended and Restated License and Supply Agreement, dated June 16, 2021 or any later termination date following the automatic renewal of this Agreement), Biofrontera Pharma has the right to terminate the Ameluz LSA by providing one (1) year written notice. See Note 25, Subsequent Events, Amendments to the Ameluz LSA.

Milestone payments with Ferrer Internacional S.A.

Under the Xepi LSA, we are obligated to make payments to Ferrer upon the occurrence of certain milestones. Specifically, we must pay Ferrer i) $2,000,000 upon the first occasion when annual net sales of Xepi® under the Xepi LSA exceed $25,000,000, and ii) $4,000,000 upon the first occasion annual net sales of Xepi® under the Xepi LSA exceed $50,000,000. No payments were made in 2023 or 2022 related to Xepi® milestones.

Legal proceedings

At each reporting date, the Company evaluates whether or not a potential loss amount or a potential range of loss is probable and reasonably estimable under the provisions of FASB ASC Topic 450, Contingencies. The Company expenses as incurred the legal costs related to such legal proceedings.

Settlement Agreement with DUSA Pharmaceuticals Inc.

On November 29, 2021, the Company entered into a settlement and release agreement with respect to a lawsuit filed March 23, 2018 in the United States District Court for the District of Massachusetts in which we were alleged to have infringed on certain patents and misappropriated certain trade secrets. In the settlement, the Company and Biofrontera AG together agreed to make an aggregate payment of $22.5 million and engage a forensic expert to destroy data at issue in the litigation to settle the claims in the litigation. On September 13, 2023, we were served with a new complaint filed by DUSA Pharmaceuticals Inc. See DUSA – 2023 Legal Claim section below for details.

As of December 31, 2023, we have reflected a legal settlement liability in the amount of $0.4  million for the remaining payments due under the settlement for the estimated remaining cost of the forensic expert and a related receivable from related party of $2.8 million (presented net in accounts payable, related party) for the remaining legal settlement costs to be reimbursed in accordance with the Settlement Allocation Agreement, which provided that the settlement payments, including the cost of the forensic expert, would first be made by the Company and then reimbursed by Biofrontera AG for its share.

Settlement Agreement with Biofrontera AG

Pursuant to the terms of that certain Settlement Agreement, dated as of April 11, 2023, among the Company, Biofrontera AG and certain current and former directors of the Company (the “AG Settlement Agreement”), the Company has taken or committed, among other things, to take the following actions:

●	On July 7, 2023, in connection with the AG Settlement Agreement, Board appointed Heikki Lanckriet to the Board. Mr. Lanckriet will serve as a Class I Director to hold office for a term expiring at the annual meeting of the Company’s stockholders for fiscal year 2025. Mr. Lanckriet’s term as director began upon his appointment at the July 7, 2023 meeting.
●	The Company will begin a search, pursuant to the conditions set forth in the AG Settlement Agreement including a strike right granted to the aforementioned director nominated by Biofrontera AG, for an additional director candidate, who is fully independent from Biofrontera AG, Deutsche Balaton Aktiengesellschaft and any of their respective affiliates, to be nominated for election as a Class II Director at the Company’s 2024 annual meeting of stockholders.
●	The Board will increase its size to seven members, including the two directors appointed and elected pursuant to the AG Settlement Agreement as noted above.

In addition, the AG Settlement Agreement contains provisions to maintain Biofrontera AG’s representation on the Board as long as it holds at least 20% of the Company’s outstanding common stock and to limit further increases in the size of the Board or changes to the Company’s stockholder rights plan. Under the AG Settlement Agreement, Biofrontera AG also agrees, subject to certain conditions, to vote in support of the directors nominated by, and the proposals recommended by, the Board. With the closing of the Securities Purchase Agreement, dated February 19, 2024 (see Note 25. Subsequent Events), Biofrontera AG ceased to own at least 20% of our common stock outstanding. Accordingly, if Biofrontera AG does not acquire sufficient shares of our common stock to own at least 20% within 30 days from the date of notice, February 26, 2024, the Board representation provisions, and the standstill/voting provisions noted above shall terminate. Our Related Party Transaction Committee has elected to waive the requirement that AG must cause its sitting non-independent director, Heikki Lanckriet, to resign from his position of director.

DUSA – 2023 Legal Claim

On September 13, 2023, Biofrontera was served with a complaint filed in United Stated District Court for the District of Massachusetts by DUSA Pharmaceuticals, Inc., Sun Pharmaceutical Industries, Inc., and Sun Pharmaceutical Industries LTD (collectively “DUSA” or “Plaintiffs”) in which DUSA alleges breach of contract, violation of the Lanham Act, and unfair trade practices. All claims stem from allegations that Biofrontera has promoted its Ameluz product in a manner that is inconsistent with its approved FDA labeling. Though this complaint was originally filed in the U.S. District Court for the District of Massachusetts, this matter has been transferred by agreement of the parties to the U.S. District Court for the District of New Jersey.

The Company denies the Plaintiffs’ claims and intends to defend these matters vigorously. Based on the Company’s assessment of the facts underlying the above claims, the uncertainty of litigation and the preliminary stage of the case, the Company cannot estimate the possibility of a material loss, nor the potential range of loss that may result from this action. If the final resolution of the matter is adverse to the Company, it could have a material impact on the Company’s financial position, results of operations, or cash flows.